UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

Bright Mountain Media, Inc.

(Exact name of Company as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-54887	27-2977890
(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue, Suite 2050

Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

Company’s telephone number, including area code (760) 707-5959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Bright Mountain Media, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K originally filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2026 (the “Original Form 8-K”), which reported under Item 4.01 the dismissal of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm and the appointment of Grassi & Co., Certified Public Accountants, P.C. At the time the Original Form 8-K was filed, the Company had not yet received the letter from Withum required by Item 304(a)(3) of Regulation S-K. The Company is filing this Amendment solely to file, as Exhibit 16.1, the letter from Withum addressed to the SEC, dated September 24, 2026, stating that it agrees with the statements made by the Company in Item 4.01 of the Original Form 8-K as they relate to Withum. Except as described above, no other changes are made to the Original Form 8-K, and this Amendment does not otherwise update, amend, or restate any other information contained in the Original Form 8-K.

Item 4.01. Changes in Company’s Certifying Accountant

Dismissal of WithumSmith+Brown, PC

On September 21, 2026, Bright Mountain Media, Inc. (the “Company”) notified WithumSmith+Brown, PC (“Withum”) that it will no longer be retaining Withum as its independent registered public accounting firm to audit the Company’s financial statements, effective immediately. The dismissal of Withum was approved by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”).

Withum’s audit report on the Company’s financial statements for each of the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles except that each of such reports contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim periods through September 21, 2026, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Withum would have caused it to make reference to the subject matter of the disagreement in connection with its report, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

In accordance with Item 304(a)(3) of Regulation S-K under the Securities Exchange Act of 1934, as amended, the Company provided Withum with a copy of the disclosures set forth in this Item 4.01 no later than the day the Original Form 8-K was filed with the SEC, and requested that Withum furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Withum’s letter, dated September 24, 2026, is filed as Exhibit 16.1 to this Amendment.

Engagement of Grassi & Co., Certified Public Accountants, P.C.

On September 17, 2026, the Company engaged Grassi & Co., Certified Public Accountants, P.C. (“Grassi”) as its new independent registered public accounting firm to audit the Company’s financial statements for the quarter ending September 30, 2026 and the fiscal year ending December 31, 2026. The engagement of Grassi was approved by the Audit Committee.

During the Company’s two most recent fiscal years and the subsequent interim period through September 17, 2026, neither the Company nor anyone on its behalf consulted with Grassi regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from WithumSmith+Brown, PC to the U.S. Securities and Exchange Commission dated September 24, 2026

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Mountain Media, Inc.

Date: September 29, 2026	By:	/s/ Ari Olgun
Ari Olgun
Chief Financial Officer